SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2002

Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State of other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number including area code: (214) 981-5000

Not Applicable
(Former name or former address if changed from last report)

Item 5. Other Events.

     On January 8, 2002, Centex Corporation (the “Registrant”) decreased the aggregate initial offering amount of its Senior Medium-Term Notes, Series E and/or Subordinated Medium-Term Notes, Series E (collectively, the “Series E Notes”) from $500,000,000 to $350,000,000. The aggregate principal amount of Series E Notes was decreased by $150,000,000 so that the Registrant may offer additional types of its securities pursuant to its Registration Statement on Form S-3 (File No. 333-49966), filed with the Securities and Exchange Commission (the “Commission”) on November 15, 2000 and declared effective thereby on December 7, 2000, pursuant to which the Registrant registered $1,100,000,000 aggregate initial offering price of its securities for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”). On March 23, 2001, the Registrant filed with the Commission, pursuant to Rule 424(b)(5) under the Securities Act, its Prospectus, dated December 7, 2000, and Prospectus Supplement, dated March 22, 2001, pertaining to the offer and sale of the Series E Notes. On January 9, 2002, the Registrant filed, pursuant to 424(b)(3) under the Securities Act, a Supplement to the Prospectus Supplement, dated January 8, 2002, regarding the decrease in the aggregate initial offering price of Series E Notes.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ Vicki A. Roberts Name: Vicki A. Roberts Title: Vice President and Treasurer

Date: January 10, 2002.

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